EXHIBIT (10)(a)

CONSENT OF INDEPENDENT AUDITORS

Consent of Independent Auditors

We consent to the reference to our firm under the caption “Independent Auditors” in the Statements of Additional Information and to the use of our reports (1) dated January 30, 2004 with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of the Transamerica Landmark Variable Annuity, (2) dated January 30, 2004 with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of the Transamerica Landmark ML Variable Annuity and (3) dated February 13, 2004 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Post-Effective Amendment No. 36 to the Registration Statement (Form N-4 No. 33-33085) and related Prospectus of the Transamerica Landmark Variable Annuity.

Ernst & Young LLP

Des Moines, Iowa

April 27, 2004